WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.1

1 2024 Annual Shareholders’ Meeting May 9, 2024

Board of Directors James C . Hagan, President & Chief Executive Officer Lisa G . McMahon , Chairperson of the Board Laura Benoit , Director Donna J . Damon , Director Gary G . Fitzgerald , Director William D . Masse , Director Paul C . Picknelly , Director Steven G . Richter , Director Philip R . Smith , Director 47 Palomba Drive, Enfield, CT 2

Welcome to the Western New England Bancorp 2024 Annual Shareholders’ Meeting James C. Hagan President Chief Executive Officer 3

4 Board of Directors Western New England Bancorp

Board of Directors 5 Director Since Position Held Term to Expire Name 2009 President, Chief Executive Officer, Director 2024 Jame s C. Hagan 2016 Director 2024 William D. Masse 2009 Director 2024 Philip R. Smith 2016 Director 2025 Gary G. Fitzgerald 2016 Director 2025 Paul C. Picknelly 2014 Director, Chairperson of the Board 2026 Lisa G. McMahon 2014 Director 2026 Laura Benoit 2011 Director 2026 Donna J. Damon 2011 Director 2026 Steven G. Richter

Introduction of Guests Katrina Popielarczyk, Esq. , Inspector of Elections James T. McGough, CPA, Wolf & Company, Independent Auditor Richard Schaberg , Hogan Lovells US, LLP, Legal Counsel 655 Main Street, Agawam, MA 6

Senior Management Team 7 James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Loan Officer Kevin C . O’Connor, Executive Vice President & Chief Banking Officer Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer Filipe B . Goncalves, Senior Vice President & Chief Credit Officer John E . Bonini , Senior Vice President & General Counsel Christine Phillips , Senior Vice President, Human Resources Director Daniel A . Marini , Senior Vice President, Retail Banking & Marketing

Proposals Proposal 1: Election of Directors to serve a three - year term expiring at the 2027 Annual Meeting of shareholders: • James C. Hagan • William D. Masse • Philip R. Smith Proposal 2: Consideration and approval of a non - binding advisory resolution on the compensation of the Company’s Named Executive Officers Proposal 3: Ratification of the appointment of the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024: • Wolf & Company, P.C. 8 599 Memorial Drive, Chicopee, MA

Voting Results Katrina Popielarczyk Inspector of Elections 300 Southampton Road, Westfield, MA 9

Financial Results for Fiscal Year 2023 and the First Quarter of 2024 Guida R. Sajdak Executive Vice President Chief Financial Officer 10

Forward - Looking Statements 11 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This Investor Presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity, results of operations, future performance, and business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : • unpredictable changes in general economic conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ; • the duration and scope of potential pandemics, including the emergence of new variants and the response thereto ; • unstable political and economic conditions which could materially impact credit quality trends and the ability to generate loans and gather deposits ; • inflation and governmental responses to inflation, including recent and potential future increases in interest rates that reduce margins ; • the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Act Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ; • significant changes in accounting, tax or regulatory practices or requirements ; • new legal obligations or liabilities or unfavorable resolutions of litigation ; • disruptive technologies in payment systems and other services traditionally provided by banks ; • the highly competitive industry and market area in which we operate ;

Forward - Looking Statements 12 • changes in business conditions and inflation ; • operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ; • failure or circumvention of our internal controls or procedures ; • changes in the securities markets which affect investment management revenues ; • increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ; • the soundness of other financial services institutions which may adversely affect our credit risk; • certain of our intangible assets may become impaired in the future; • new lines of business or new products and services, which may subject us to additional risks; • changes in key management personnel which may adversely impact our operations; • severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business; and • other risk factors detailed from time to time in our SEC filings. Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law.

2023 Quarterly Earnings 13 1Q2023 2Q2023 (2) 3Q2023 (1) 4Q2023 ($ in thousands , except EPS) $ 18,504 $ 16,846 $ 16,383 $ 16,176 Net interest income (388) 420 354 486 Provision for (reversal of) credit losses 2,979 1,592 3,612 2,714 Non - interest income 14,896 14,551 14,118 14,785 Non - interest expense 6,975 3,467 5,523 3,619 Income before taxes 1,671 704 1,033 1,108 Income tax expense $ 5,304 $ 2,763 $ 4,490 $ 2,511 Net income $ 0.24 $ 0.13 $ 0.21 $ 0.12 Diluted earnings per share (EPS) 0.84% 0.43% 0.70% 0.39% Return on average assets (ROA) 9.31% 4.72% 7.60% 4.31% Return on average equity (ROE) 3.14% 2.81% 2.70% 2.64% Net interest margin 3.16% 2.83% 2.72% 2.66% Net interest margin, on a tax - equivalent basis (1) Non - interest income includes a non - taxable $778,000 gain on bank - owned life insurance death benefits. (2) Non - interest income includes a one - time, non - recurring final termination expense of $1.1 million, due to the termination of the defined benefit plan.

Balance Sheet Composition Loans 81% Securities 11% Other Assets 7% Cash and Cash Equivalents 1% Loans and Securities (% of Total Assets) 2019 Data as of December 31 st Loans 79% Securities 14% Other Assets 6% Cash and Cash Equivalents 1% Loans and Securities (% of Total Assets) 2023 23% 37% 24% 5% 1% 0% 10% 20% 30% 40% Deposits & Borrowings (% of Total Assets) 2023 18% 29% 30% 11% 0% 10% 20% 30% 40% 50% 60% Deposits & Borrowings (% of Total Assets) 2019 14

Growing and Strengthening Our Balance Sheet (1) 81.4% 81.5% 73.5% 78.0% 79.0% 45% 55% 65% 75% 85% 95% Loan - to - Asset Ratio 105.6% 94.3% 82.6% 89.3% 94.6% 80% 90% 100% 110% 120% Loan - to - Deposit Ratio 10.8% 9.0% 16.9% 15.0% 14.0% 5% 15% 25% 35% 45% Securities - to - Asset Ratio 11.0% 2.5% 0.9% 2.4% 6.1% 0% 2% 4% 6% 8% 10% 12% Borrowings - to - Total Assets (1) Data as of December 31 st 15

Strong Asset Quality Indicators Data as of December 31 st (1) Excludes PPP loans (2) The Company adopted ASU 2016 - 13 on January 1, 2023 with a modified retrospective approach. Accordingly, beginning in 2023 , the allowance for credit losses was determined in accordance with ASC 326, “Financial Instruments - Credit Losses .” 16 1.20% 1.08% 1.00% 1.00% 0.90% 1.00% 1.10% 1.20% 1.30% Allowance for Credit Losses to Total Loans 2020 2021 2022 2023 (2) (1) 270% 399% 350% 316% 0% 100% 200% 300% 400% 500% Allowance for Credit Losses to Nonperforming Loans 2020 2021 2022 2023 (2) 0.45% 0.36% 0.27% 0.20% 0.29% 0.22% 0.32% 0.25% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Nonperforming Loans to Total Loans Nonperforming Assets to Total Assets 2020 2021 2022 2023 (1) (1) (1)

1 st Quarter of 2024 1Q2023 4Q2023 1Q2024 $0.24 $0.12 $0.14 EPS Earnings per Share (“EPS”) 1Q2023 4Q2023 1Q2024 0.84% 0.39% 0.47% ROA Return on Average Assets (“ROA”) Return on Average Equity (“ROE”) 1Q2023 4Q2023 1Q2024 9.31% 4.31% 5.04% ROE 1Q2023 4Q2023 1Q2024 3.14% 2.64% 2.57% NIM 3.16% 2.66% 2.59% NIM, tax - equivalent basis (non - GAAP) (1) Net Interest Margin (“NIM”) March 31, 2023 March 31, 2024 $2.006 billion $2.026 billion Total Loans $2.157 billion $2.144 billion Total Deposits 93% 95% Loan/Deposit (%) 15% 14% Investment/Asset (%) 79% 70% Core Deposits/Total Deposits 5.1% 5.4% Wholesale Funding/Assets (2) 29% 26% Uninsured Deposits/Total deposits $10.50 $10.90 Book Value per Share 17 (1) NIM, on a tax - equivalent basis, is a non - GAAP financial measure. See “Explanation of Use of Non - GAAP Financial Measures” on slide 21 of this presentation for more information regarding our use of non - GAAP financial measurements. (2) Wholesale funding includes Federal Home Loan Bank, Federal Reserve Bank and brokered CD funding sources.

Who We Are Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : The Company’s purpose drives the outcome we envision for Western New England Bancorp . Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . 18 70 Center Street, Chicopee, MA.

19 We would like to thank Gregg F . Orlen for his service to the Board of Directors of both the Company and the Bank . Mr . Orlen has been a director of our Board since October 2016 . Previously, Mr . Orlen served on the boards of legacy Chicopee Savings Bank and legacy Chicopee Bancorp, Inc . since 1999 and 2006 , respectively, up until their merger with and into the Company . Mr . Orlen is the owner of Gregg Orlen Custom Homebuilders and works as an excavating contractor . Mr . Orlen currently serves on the board of directors of the Chicopee Savings Bank Charitable Foundation, an affiliate with Westfield Bank, a position he has held since its inception in 2006 . Commenting on his retirement, Chief Executive Officer and President, James C. Hagan , stated, “On behalf of the entire board and executive management team, I would like to thank Gregg for his 25 - year tenure as a valuable member of our board. It has been a privilege to personally work with Gregg over the last seven years .” Lisa McMahon, Chairperson , also stated “Gregg’s unique business experience, community connections, and leadership have helped guide our organization during the merger seven years ago . Gregg’s dedication and service is greatly appreciated and we would like to thank him for his commitment to the Board, the bank and our employees . ” Our congratulations and best wishes to Gregg on his retirement. Thank you

20 Appendix

Explanation of Use of Non - GAAP Financial Measurements 21 We believe that it is common practice in the banking industry to present interest income and related yield information on tax - exempt loans and securities on a tax - equivalent basis, as well as presenting tax - equivalent net interest margin and pre - provision net revenue, and that such information is useful to investors because it facilitates comparisons among financial institutions . However, the adjustment of interest income and yields on tax - exempt loans and securities to a tax - equivalent amount, as well as the presentation of pre - provision net revenue, may be considered to include financial information that is not in compliance with GAAP . A reconciliation from GAAP to non - GAAP is provided below . 3/31/2024 12/31/2023 3/31/2023 Loans (no tax adjustment) 24,241$ 23,939$ 21,329$ Tax-equivalent adjustment 110 113 120 Loans (tax-equivalent basis) 24,351$ 24,052$ 21,449$ Net interest income (no tax adjustment) 15,346$ 16,176$ 18,504$ Tax equivalent adjustment 110 113 120 Net interest income (tax-equivalent basis) 15,456$ 16,289$ 18,624$ Average interest-earning assets 2,403,086$ 2,427,112$ 2,393,504$ Net interest margin (no tax adjustment) 2.57% 2.64% 3.14% Net interest margin, tax-equivalent basis 2.59% 2.66% 3.16% For the quarter ended (In thousands)

Westfield Bank “ What better banking’s all about” Thank you! James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , First Vice President and Investor Relations Officer 22 141 Elm Street, Westfield, MA